UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

May 28, 2021

Date of Report (Date of earliest event reported)

GOODRICH PETROLEUM CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	001-12719	76-0466193
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

801 Louisiana St., Suite 700 Houston, Texas 77002
(Address of principal executive offices)

(713) 780-9494
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	GDP	NYSE American

Emerging growth company  ☐

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

Goodrich Petroleum Corporation (the “Company”) has taken certain actions in order to finalize the grant of awards under the Company’s long-term cash incentive plan (the “LTCIP”) to the Company’s named executive officers. The LTCIP awards are materially consistent with the terms of the LTCIP that were previously disclosed in the Company’s Definitive Proxy Statement, filed with the Securities and Exchange Commission on April 7, 2021.

The target amount of the LTCIP award granted to the Company’s named executive officers is (i) $2,000,000 for Walter G. Goodrich, the Company’s Chairman and Chief Executive Officer, (ii) $2,000,000 for Robert C. Turnham, Jr., the Company’s President and Chief Operating Officer, and (iii) $650,000 for Michael J. Killelea, the Company’s Executive Vice President, General Counsel & Corporate Secretary. One-half of such target amount is subject to the “ROIC” performance goal shown below, which is generally measured over a single three-year performance period, and one-half of such target amount is subject to the “FCF” performance goal shown below, which is generally measured over three one-year performance periods.

ROIC Performance Goal

	Performance Period: January 1, 2021 through December 31, 2021
	Threshold	Target	Maximum
ROIC Performance Hurdle	43.45%	51.12%	58.79%
Earned Percentage (of one-third of ROIC Annual Target Amount)	50%	100%	200%

“ROIC” means, with respect to the performance period noted above, the result (expressed as a percentage) of (i) the Company’s earnings before interest, taxes, depreciation and amortization (“EBITDA”), divided by (ii) the Company’s average invested capital (total assets less current liabilities).

FCF Performance Goal

	Performance Period 1: Calendar Year 2021
	Threshold	Target	Maximum
FCF Performance Hurdle	$10,530,000	$16,200,000	$21,860,000
Earned Percentage (of one-third of the FCF Target Amount) (per performance period)	50%	100%	200%

“FCF” means, with respect to each separate calendar year performance period noted above, the result (expressed as a dollar amount) of (i) (a) the Company’s discretionary cash flow, minus (b) the Company’s net capital expenditures.

Both performance metric payouts are subject to annual Board approved budgets and are subject to customary terms and conditions including withholding and change of control provisions at target.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODRICH PETROLEUM CORPORATION

May 28, 2021

By:	/s/ Michael J. Killelea
Name:	Michael J. Killelea
Title:	Executive Vice President, General Counsel and Corporate Secretary

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